UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934
July 6, 2011
Date of Report (Date of earliest event reported)
FOREST LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-5438 (Commission File Number)	11-1798614 (IRS Employer Identification No.)

909 Third Avenue
New York, New York	10022-4731
(Address of principal executive offices)	(Zip Code)
(212) 421-7850
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On July 6, 2011, Forest Laboratories, Inc. (“Forest”) received a letter (the “NYSE Letter”) from NYSE Regulation indicating that the New York Stock Exchange (the “Exchange”) was of the view that Forest had failed to comply with NYSE Listed Company Manual Sections 204.21 and 401.02 with respect to providing the Exchange with at least ten days prior notice of the June 24, 2011 record date for its upcoming 2011 Annual Meeting of Stockholders. The NYSE Letter states that it constitutes a public reprimand from the Exchange to Forest.
A brief summary of the NYSE letter is set forth below. The description of the NYSE Letter contained herein is a summary and is qualified in its entirety by the full contents of the letter itself, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
According to the NYSE Letter, the Exchange understands that Forest has set a record date of June 24, 2011 for its 2011 Annual Meeting of Stockholders. However, due to the Exchange having no record of receiving a copy of Forest’s May 19, 2011 letter regarding the record date at least ten days before the record date (the Exchange noted that Forest asserted it had sent such letter to the Exchange but did not have a record of a successful fax transmission) and having received a copy of such May 2011 letter on June 17, 2011, the Exchange is of the view that sufficient advance notice to the Exchange was not provided. The NYSE Letter sets forth, among other factors, the following reasons as the basis for the Exchange determining that suspending trading in or delisting Forest’s securities is not warranted: (1) that Forest appears to have made good faith efforts to comply with notice requirements and any failure to comply was unintentional; and (2) that Forest did give notice of the record date to the Depositary Trust and Clearing Corporation (the “DTCC”) and Broadridge Financial Solutions (“Broadridge”) more than ten days before the record date and that it does appear that such notice was thus generally communicated to investors and the markets by DTCC and Broadridge more than ten days before the record date.
Forest respectfully disagrees with the Exchange’s conclusion and believes that it did comply with the requisite notice requirement. Forest also confirms that the record date for Forest’s 2011 Annual Meeting continues to be June 24, 2011.
Item 9.01 Financial Statements and Exhibits.
(a) Not Applicable.
(b) Not Applicable.
(c) Not Applicable.
(d) Exhibits:
The following exhibits are furnished herewith:

Exhibit No.	Exhibit Description
99.1	Letter to Forest Laboratories, Inc., dated July 6, 2011, from NYSE Regulation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 11, 2011

Forest Laboratories, Inc.
(Registrant)

/s/ Francis I. Perier, Jr.
Francis I. Perier, Jr.
Executive Vice President -
Finance and Administration and
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Letter to Forest Laboratories, Inc., dated July 6, 2011, from NYSE Regulation